UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 27, 2023

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MOFG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on April 27, 2023. There were a total of 15,675,325 shares of common stock outstanding as of the record date for the Annual Meeting, of which 12,887,219 were present in person or by proxy at the meeting, representing 82.21% of the outstanding shares eligible to vote. Four proposals were presented to the shareholders. The results of the shareholder vote on each of the four proposals were as follows:
A proposal to elect five individuals to serve as Class I members of the board of directors of the Company, with each director having a three-year term expiring in the year 2026.

	Number of Shares	Number of Shares
Nominees	Voted For	Vote Withheld	Broker Non-Votes
Larry D. Albert	9,793,688	1,988,877	1,104,654
Charles N. Funk	9,840,987	1,941,578	1,104,654
Douglas H. Greeff	9,769,660	2,012,905	1,104,654
Jennifer L. Hauschildt	9,800,649	1,981,916	1,104,654
Charles N. Reeves	11,541,391	241,174	1,104,654
A non-binding, advisory basis, proposal to approve the compensation awarded by the Company to its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, as required by Section 14A of the Securities Exchange Act of 1934, as amended.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
10,897,003	704,346	181,216	1,104,654
To approve the adoption of the MidWestOne Financial Group, Inc. 2023 Equity Incentive Plan.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
10,811,412	890,631	80,522	1,104,654
The ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
12,805,525	41,559	40,135	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	May 1, 2023	By:	/s/ BARRY S. RAY
Barry S. Ray
Chief Financial Officer